UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2023

PFS Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	333-270452	92-2956265
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1730 Fourth Street, Peru, Illinois		61354
(Address of Principal Executive Offices)		(Zip Code)

(815) 223-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On August 11, 2023, PFS Bancorp, Inc. (the “Company”) and Peru Federal Savings Bank (the “Bank”) entered into an Agency Agreement with Keefe, Bruyette & Woods, Inc. (“KBW”), pursuant to which KBW will assist the Company, on a best efforts basis, in marketing the Company’s common stock during the Company’s stock offering in connection with the Bank’s proposed conversion from the mutual form of organization to the stock form of organization bank.

For its services in the subscription offering and in any community offering, KBW will receive a non-refundable management fee of $25,000, and a success fee of $300,000 upon closing of the stock offering. The management fee will be credited against the success fee due at closing. The Company will also reimburse KBW for is legal fees and expenses up to a maximum of $100,000 (which may be increased to up to $115,000 in the event of a material delay in the conversion transaction or a resolicitation) and for its other expenses up to $30,000 (which may be increased to up to $40,000 in the event of a material delay in the conversion transaction or a resolicitation).

In addition, KBW will receive a non-refundable fee of $30,000 for its conversion agent and data processing services (which fee may be increased to up to $45,000 in the event of a material delay in the conversion transaction, among other factors), as well as reimbursement for its out-of-pocket expenses up to $7,500.

If the Company conducts a syndicated community offering, the Company will pay a fee not to exceed 6.0% of the aggregate purchase price of the shares of common stock of the Company sold in any syndicated community offering by KBW or by any other participating broker-dealer.

The shares of common stock of the Company are being offered for sale pursuant to a Registration Statement on Form S-1, as amended (Registration No. 333-270452), filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated August 11, 2023.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Agency Agreement dated August 11, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFS BANCORP, INC.

Date:	August 14, 2023	By:	/s/ Eric J. Heagy
Eric J. Heagy
President, Chief Executive Officer and Chief Financial Officer